UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022

Central Index Key Number of the issuing entity: 0001920442

BANK 2022-BNK41

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 5, 2022 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2022-BNK41, Commercial Mortgage Pass-Through Certificates, Series 2022-BNK41 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2022 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Shearer’s Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Shearer’s Industrial Portfolio Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Shearer’s Industrial Portfolio Whole Loan”) that includes the Shearer’s Industrial Portfolio Mortgage Loan and one or more pari passu notes and/or subordinate promissory notes (“Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Shearer’s Industrial Portfolio Whole Loan will be serviced and administered (i) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1), under the BMARK 2022-B34 PSA, and (ii) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Shearer’s Industrial Portfolio Whole Loan was securitized on May 12, 2022 in connection with the issuance of a series of mortgage pass-through certificates entitled Benchmark 2022-B35 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B35. Consequently, the Shearer’s Industrial Portfolio Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2022 (the “Benchmark 2022-B35 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), KeyBank National Association, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Benchmark 2022-B35 Pooling and Servicing Agreement is attached hereto as Exhibit 4.8.

The servicing terms of the Benchmark 2022-B35 Pooling and Servicing Agreement applicable to the servicing of the Shearer’s Industrial Portfolio Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated April 25, 2022 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a servicing fee with respect to the Shearer’s Industrial Portfolio Mortgage Loan, that is to be calculated at 0.001250% per annum.

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•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Shearer’s Industrial Portfolio Whole Loan if it is a specially serviced loan under the Benchmark 2022-B35 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee equal to $3,500 for such month with respect to the Shearer’s Industrial Portfolio Whole Loan.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Shearer’s Industrial Portfolio Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%; provided, that the workout fee may in no event exceed $1,000,000; provided, further, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Shearer’s Industrial Portfolio Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the Shearer’s Industrial Portfolio Whole Loan being equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Shearer’s Industrial Portfolio Whole Loan will accrue at a rate equal to 1.00%; provided, that the liquidation fee may in no event exceed $1,000,000; provided, further, that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000.

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

4.8	Pooling and Servicing Agreement, dated as of May 1, 2022, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: May 17, 2022

BANK 2022-BNK41 – Form 8-K (Shearer’s Industrial Portfolio Servicing Shift)